SUMMARY PROSPECTUS

MAY 1, 2013

As Supplemented December 9, 2013

Investor Class

Ticker Symbol: SSHFX

Sound Shore Fund seeks growth of capital using a value-oriented approach. Shares of the Fund are offered to investors without any sales charge or Rule 12b-1 (distribution) fees.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at www.soundshorefund.com/shareholder_PSA.asp. You can also get this information at no cost by calling 1-800-551-1980 or by sending an e-mail request to SoundShoreFund@citi.com. The Fund’s prospectus and statement of additional information, both dated May 1, 2013, as amended and supplemented from time to time, and most recent reports to shareholders, for the year ended December 31, 2012 and the period ended June 30, 2013, are all incorporated by reference into this Summary Prospectus.

Summary Section

Investment Objective

The investment objective of Sound Shore Fund, Inc. (the “Fund”) is growth of capital.

Fees and Expenses

The following tables describe the various fees and expenses that you will pay if you invest in the Fund’s Investor Class.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of amount redeemed)	None
Maximum Sales Charge (Load) Imposed on Reinvested Distributions	None
Redemption Fee	None
Exchange Fee	None
Maximum Account Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution (12b-1) Fees	None
Other Expenses	0.19%
Total Annual Fund Operating Expenses	0.94%

Example

The following is a hypothetical example intended to help you compare the cost of investing in the Fund’s Investor Class to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund’s Investor Class and then redeem all of your shares at the end of each period. This example also assumes that your investment has a 5% annual return and that the Fund’s Investor Class Total Annual Fund Operating Expenses remain the same as stated in the previous table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$96	$300	$520	$1,155

Portfolio Turnover

The Fund pays transaction costs, such as broker commissions, when it buys and sells equity securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 56% of the average value of its portfolio.

Principal Investment Strategies

The Fund’s Adviser seeks to meet the Fund’s investment objective of growth of capital by employing a value investment strategy to its selection of predominantly Large Cap and Mid Cap common stocks for the portfolio.

That investment strategy is built upon three components:

Disciplined Approach – Since the Fund’s inception in 1985, the Adviser has consistently applied its value-oriented investment philosophy and process. This process is driven by strict valuation screening, rigorous company specific research, and stock selection. The Adviser strives to be at or near fully invested.

Risk Aversion – The Adviser’s focus and emphasis on companies selling at low absolute and relative P/E valuations provides risk control. The portfolio is oriented toward financially sound companies that have underperformed and have lost Wall Street’s attention due to low expectations. The Adviser analyzes risk on a company-by-company basis and establishes maximum position constraints in portfolio construction.

Long-Term Orientation – The Adviser’s bottom-up, stock by stock process generally incorporates a 12-36 month investment time horizon while resisting fads, themes and market timing.

While most of the Fund’s assets will be invested in domestic common stock, the Fund may also invest in U.S. traded Large Cap and Mid Cap securities issued by companies organized outside the United States including American Depositary Receipts.

Principal Investment Risks

You could lose money on your investment in the Fund, or the Fund could underperform other investments, if any of the following occurs:

•	The stock market goes down

•	Value stocks fall out of favor with the stock market

•	The stock market continues to undervalue the stocks in the Fund’s portfolio

•	The Adviser’s judgment as to the value of a stock proves to be wrong

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Risks Associated with Value Investing An investment in the Fund is not by itself a complete or balanced investment program. Because the Adviser seeks securities that are undervalued by the market, there is a risk that the market will not recognize a security’s intrinsic value for a long time. There is also a risk that the securities the Adviser believes are undervalued are actually appropriately priced due to problems that are not yet apparent. In addition, the Fund’s value investment approach can undergo cycles of greater or lesser investor interest and, therefore, may lead to a decrease in the prices of the stocks in the Fund’s portfolio.

General Market Risk You could lose money on your investment in the Fund or the Fund could underperform other investments.

Mid Cap Risk Securities of medium sized companies may be more volatile and more difficult to liquidate during market downturns than securities of large, more widely traded companies.

Foreign Securities Risk The Fund may invest in foreign securities primarily in the form of American Depositary Receipts. Investing in the securities of foreign issuers also involves certain special risks, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers including increased risks of adverse issuer, political, regulatory, market or economic developments. Investments in foreign securities also may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations.

Performance Bar Chart and Table

The following chart and table illustrate the variability of the Fund’s Investor Class returns. The chart and table provide some indication of the risks of investing in the Fund’s Investor Class by showing changes in the Fund’s Investor Class performance from year-to-year and how the Fund’s Investor Class average annual returns compare to a broad measure of market performance. Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results.

The following chart shows the annual total return of the Fund’s Investor Class for the last ten years.

During the periods shown in the chart above, the highest calendar quarterly return was 21.73% (for the quarter ended June 30, 2003) and the lowest quarterly return was –24.81% (for the quarter ended December 31, 2008).

The following table compares the Fund’s Investor Class average annual total return, average annual total return after taxes on distributions, and average annual total return after taxes on distributions and sale of Fund shares as of December 31, 2012 to the S&P 500® Index.

Year(s)	1 Year	5 Years	10 Years
Return Before Taxes	19.32%	0.47%	7.10%
Return After Taxes on Distributions	19.15%	0.31%	6.46%
Return After Taxes on Distributions and Sale of Fund Shares	12.76%	0.35%	6.16%

S&P 500 Index (does not reflect deductions for fees, expenses or taxes)	16.00%	1.66%	7.10%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The return after taxes on distributions and sale of Fund shares may exceed the Fund’s Investor Class other returns due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

To obtain updated performance information, please visit the Fund’s website at www.soundshorefund.com or call (800) 551-1980.

Investment Adviser

Sound Shore Management, Inc. is the Fund’s investment adviser.

Portfolio Managers

The Adviser’s portfolio managers are Harry Burn, III, T. Gibbs Kane, Jr., and John P. DeGulis.

Harry Burn, III Chairman of the Adviser, has served as portfolio manager on behalf of the Fund since its inception in 1985.

T. Gibbs Kane, Jr. President of the Adviser, has served as portfolio manager on behalf of the Fund since its inception in 1985.

John P. DeGulis has been with the Adviser since January 1996 and has served as a portfolio manager of the Adviser and on behalf of the Fund since 2003.

Purchasing or Selling Your Shares

You may purchase or redeem Fund shares on any business day by mail (Sound Shore Fund, 3435 Stelzer Road, Columbus, Ohio 43219), wire transfer, or telephone at (800) 551-1980. Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum initial and subsequent investments amounts for various types of accounts for Investor Class shares are shown below, although the Fund may reduce or waive the minimums in some cases.

Minimum Investments The Fund accepts payments for Investor Class shares in the following minimum amounts:

	Minimum Initial Investment		Minimum Additional Investment
Standard Minimums	$10,000	(1)	None
Traditional and Roth IRA Accounts	$2,000		None
Electronic Fund Transfers	$10,000		$50
Systematic Investment Plans	$10,000		$50

(1)	The minimum initial investment may be lower if made through certain broker-dealers.

Tax Information

The Fund intends to make distributions each year. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

FOR MORE INFORMATION

Annual/Semi-Annual/ Reports

The Fund will provide annual/semi-annual reports to shareholders that will provide additional information about the Fund’s investments.

In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (“SAI”)

The SAI provides more detailed information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus.

Contacting the Fund

You can get free copies of the annual/semi-annual reports and the SAI, request other information and discuss your questions about the Fund by contacting your broker or the Fund at:

SOUND SHORE FUND

3435 Stelzer Road

Columbus, Ohio 43219

(800) 551-1980

The annual/semi-annual reports, SAI and other information are available, without charge, on the Fund’s Web site at www.soundshorefund.com.

Securities and Exchange Commission Information

Free copies of the annual/semi-annual reports and the SAI are available on the SEC’s Web site at www.sec.gov.

In addition, you can review the annual/semi-annual reports, the SAI and other information about the Fund at the Public Reference Room of the Securities and Exchange Commission (“SEC”) in Washington, D.C. You can also get copies of this information, for a fee, by e-mail or by writing to:

Public Reference Section

Securities and Exchange Commission

Washington, D.C. 20549-1520

E-mail address: publicinfo@sec.gov

Investment Company Act File No. 811-4244.

107-PU-0513